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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                               ---------------------

                                     FORM 8-K

                                  CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

                               ---------------------

          Date of Report (Date of earliest event reported): February 26, 1997


                                  3COM CORPORATION
                 (Exact name of registrant as specified in its charter)

         CALIFORNIA                     0-12867                 94-2605794
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



         5400 BAYFRONT PLAZA                                95052
       SANTA CLARA, CALIFORNIA
(Address of principal executive offices)                  (Zip Code)



          Registrant's telephone number, including area code: (408) 764-5000








     This Form 8-K consists of --pages of which this is page 1. The Index to
                            Exhibits is on page 4.


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ITEM 5. OTHER EVENTS

        On February 26, 1997, 3Com Corporation, a California Corporation (the "Company") and U.S. Robotics Corporation ("USR") announced that they had entered into an Agreement and Plan of Merger dated February 26, 1997 (the "Agreement"), among the Company, TR Acquisitions Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("Sub"), and USR (the "Merger"). The Agreement provides that the Company will acquire each issued and outstanding share of common stock of USR through the merger of Sub with and into USR, which will become a wholly- owned subsidiary of the Company. At the time of the execution of the Agreement, each of 3Com and USR entered into an option agreement with the other party pursuant to which the other party has the right to acquire, in certain circumstances up to 19.9% of the shares of the other party.

        A copy of the press release announcing the execution of the Agreement is attached as EXHIBIT 99.1 and is incorporated herein by reference.


         Exhibit No.       Description
         -----------       -----------

           2.1 Agreement and Plan of Merger dated February 26, 1997 among 3Com Corporation, TR Acquisitions Corporation and U.S. Robotics Corporation.

           2.2 USR Stock Option Agreement dated February 26, 1997 between 3Com Corporation and U.S. Robotics Corporation

           2.3 3Com Stock Option Agreement dated February 26, 1997 between 3Com Corporation and U.S. Robotics Corporation

           99.1 Press Release dated February 26, 1997 announcing the effectiveness of the Merger.
























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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    3COM CORPORATION


February 27, 1997                   By: /s/ Christopher B. Paisley
                                       ---------------------------------
                                           Christopher B. Paisley,
                                           Chief Financial Officer

























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                                                                   Sequentially
                                                                     Numbered
 Exhibit No.    Description                                           Page
 -----------    -----------                                        ------------

   2.1          Agreement and Plan of Merger dated
                February 26, 1997 among 3Com Corporation,
                TR Acquisitions Corporation
                and U.S. Robotics Corporation

   2.2          USR Stock Option Agreement dated
                February 26, 1997 between 3Com Corporation and U.S. Robotics Corporation

   2.3          3Com Stock Option Agreement dated
                February 26, 1997 between 3Com Corporation and U.S. Robotics Corporation

   99.1 Press Release dated February 26, 1997 announcing the execution of the Agreement.



















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